EXHIBIT TO TO FILED BY EDGAR

                    EXHIBITS
                    --------

                    (c)  Exhibits
                    Underwriting Agreement dated February 12, 1998, between GPU, Inc. and Goldman Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co., as representatives.